                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 3, 2006

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                               CEPTOR CORPORATION
               (Exact Name of Registrant as Specified in Charter)

              DELAWARE             333-105793                  11-2897392
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(State or Other Jurisdiction      (Commission                 (IRS Employer
        of Incorporation)         File Number)              Identification No.)

  200 International Circle, Suite 5100, Hunt Valley, Maryland      21030
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        (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (410) 527-9998
                                                           -------------------

                                       N/A
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

On May 3, 2006,  we entered  into a term sheet with Margie  Chassman  (the "Term
Sheet") in  connection  with a private  offering of our one-year 6%  convertible notes in an aggregate  principal  amount of up to $6,000,000 (the "Notes").  The following  summary of the Term Sheet is  qualified  in its  entirety by the full text of the Term  Sheet,  which has been filed as Exhibit  10.1 to this  Current
Report. The terms of the Notes are summarized below:

MATURITY:  The Notes are payable one-year after the date of funding,  or earlier upon acceleration  following the occurrence of an "Event of Default", as defined in the Notes.

INTEREST:  Interest  on the notes will  accrue  from the date of issue at 6% per annum, or 12 % per annum upon the occurrence of an Event of Default.

OUR RIGHT OF REPURCHASE: We may repurchase the Notes for 200% of their principal amount,  plus accrued  interest,  on or before September 30, 2006, upon 30 days'
prior written notice.

OUR OBLIGATION TO REPURCHASE UPON A SALE OR MERGER: We must repurchase the Notes at 200% of their  principal  amount,  plus  accrued  interest,  if on or  before
September  30, 2006,  we announce a sale or merger of our company or its assets, which is completed within six months.

CONVERSION  INTO COMMON STOCK:  The  principal of, and accrued  interest on, the
Notes is  convertible  into shares of our common  stock,  par value $0.0001 (the
"Common  Stock"),  at the  option of the  holders  of the  Notes,  at an initial conversion price per share of $0.15, subject to adjustment for certain issuances or events that will result in dilution (the "Fixed  Conversion  Price").  If the
Notes  have not been  fully  converted  or  repurchased  by us for 200% of their principal  amount by September 30, 2006, then commencing on October 1, 2006, the conversion  price  will be the  lesser  of the  Fixed  Conversion  Price and the
Floating Conversion Price. The "Floating  Conversion Price" is defined as 90% of the lowest  closing price (or, if no closing price is available,  the average of closing bid and asked prices) for the 20 trading days immediately  preceding the date on which the notice of conversion is sent to us.

As an  inducement  to the purchase of the Notes,  we will issue to purchasers of the Notes who  purchased  shares of our  Series A  Convertible  Preferred  Stock
("Preferred  Stock"),  a number of  additional  shares of our Common  Stock upon conversion of the  Preferred  Stock,  based upon the  principal  amount of Notes purchased  relative to the total purchase price of the shares of Preferred Stock originally  purchased,  which will  effectively  reduce the per share conversion price of the Preferred Stock so that it is the same as the conversion  price per share of the  Notes,  or to the  extent  purchasers  have  converted  shares  of
Preferred Stock, but not sold the Common Stock received upon conversion, we will issue a number of additional shares of Common Stock that will provide equivalent value,  in each case without  additional  consideration.  We also will reduce to
$0.30 the per share exercise price of warrants  purchasers of the Notes received with their purchase of Preferred Stock, to the extent of the principal amount of
Notes purchased  relative to the total purchase price for the original shares of
Preferred Stock, subject to our right, after the registration statement referred to below under the heading  "Registration  of Shares" has become  effective,  to force the exercise of those  warrants on 20 days' notice by offering to purchase those  warrants for a nominal price if the closing market price per share of the
Common Stock exceeds $0.45 for ten consecutive  trading days. We also will issue warrants to purchase a number of additional  shares of our Common Stock at $0.15 per share that will provide  equivalent  value to those  purchasers of Notes who have sold or otherwise disposed of shares of Preferred Stock.

Purchasers  of Notes who have not purchased  shares of our Preferred  Stock will receive, without additional  consideration,  five-year warrants (the "Warrants")
to purchase a number of  additional  shares of our Common Stock equal to 100% of the number of shares that the purchaser may acquire upon conversion of the Notes at $0.15 per share.  The  initial  exercise  price of the  Warrants is $0.30 per share,  subject to adjustment for certain  issuances and events that will result in dilution.

Registration of Shares

We have  agreed to file a  registration  statement  to  register  for resale the shares of our Common Stock that  purchasers of Notes may acquire upon conversion of the Notes and or exercise of the Warrants,  as well as any additional  shares of Common Stock which may be issued as part of the offering.  If we fail to file a registration statement for the resale of these shares by July 19, 2006, or the registration  statement  is not  effective by  September  20,  2006,  we will be obligated to pay purchasers of the Notes  liquidated  damages in an amount equal to 2% of the  principal  amount of the Notes for each  month,  or  portion  of a month, for which we fail to timely file the registration  statement or until the registration  statement  becomes  effective,  but in no event may the liquidated damages exceed 18% of the principal amount of the Notes. As a condition to their purchase of the Notes,  purchasers will be required to enter into agreement with us that  they  will  not  sell,  transfer  or  otherwise  dispose  of any of our securities prior to August 31, 2006.

Monthly Disbursement of Proceeds

The proceeds of the offering will be disbursed to us from escrow monthly, to the extent  available,  as  follows:  $600,000  by May 10,  2006  and an  additional
$500,000 by the 10th day of each succeeding calendar month until fully funded.

We will pay Margie Chassman,  for her efforts in connection with the offering, a yield  maintenance fee of 10% of the gross proceeds of the offering,  plus issue to her for a nominal  consideration  five-year  warrants to purchase  10% of the shares  issuable  upon  conversion  of the Notes and 10% of the shares of Common
Stock that may be acquired upon exercise of the Warrants,  for an exercise price equal to the purchase  price paid by purchasers of the Notes.  Ms.  Chassman has agreed to pledge our  convertible  note in the  principal  amount of $250,000 to secure her  non-recourse  obligation to increase the return to purchasers of our
Preferred Stock to the extent required so that investors'  avoid a loss on their investment,  measured  on the earlier of April 20, 2007 or the date on which all of the Notes offered are sold or otherwise disposed of, including by conversion.

ITEM 2.03 CREATION OF A DIRECT  FINANCIAL  OBLIGATION OR AN OBLIGATION  UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         The information reported in Item 1.01 is incorporated by reference into this Item 2.03.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (d) Exhibits

Exhibit No.          Description

10.1                 Term Sheet dated May 3, 2006 between CepTor Corporation and
                     Margie Chassman

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                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CEPTOR CORPORATION

Date:    May 9, 2006
                                     By: /s/ William H. Pursley
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                                        William H. Pursley
                                        Chairman and Chief Executive Officer